                                                                    Exhibit 99.4

                                                               EXECUTION VERSION
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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                               Dated July 19, 2007

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Exhibit 1    Mortgage Loan Schedule
Exhibit 2    Representations and Warranties
Exhibit 3    Bill of Sale
Exhibit 4    Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................17
Agreement......................................................................2
Certificate Purchase Agreement.................................................2
Certificates...................................................................2
Closing Date...................................................................3
Collateral Information........................................................11
Crossed Mortgage Loans........................................................17
Defective Mortgage Loan.......................................................17
Final Judicial Determination..................................................19
Indemnification Agreement.....................................................13
Initial Purchasers.............................................................2
Master Servicer................................................................2
Material Breach...............................................................16
Material Document Defect......................................................16
Memorandum.....................................................................2
MERS ..........................................................................5
Mortgage File..................................................................4
Mortgage Loan Schedule.........................................................3
Mortgage Loans.................................................................2
Officer's Certificate..........................................................7
Other Mortgage Loans...........................................................2
Pooling and Servicing Agreement................................................2
Private Certificates...........................................................2
Prospectus Supplement..........................................................2
Public Certificates............................................................2
Purchaser......................................................................2
Repurchased Loan..............................................................18
Seller.........................................................................2
Special Servicer...............................................................2
Trust..........................................................................2
Trustee........................................................................2
Underwriters...................................................................2
Underwriting Agreement.........................................................2

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                        MORTGAGE LOAN PURCHASE AGREEMENT
                 (BEAR STEARNS COMMERCIAL MORTGAGE, INC. LOANS)

Mortgage Loan Purchase Agreement ("Agreement"), dated July 19, 2007, between
Bear Stearns Commercial Mortgage, Inc. ("Seller") and Morgan Stanley Capital I
Inc. ("Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of July 1, 2007 between Purchaser, as depositor, Wells Fargo Bank,
National Association, as master servicer (the "Master Servicer"), Centerline
Servicing Inc., as special servicer (the "Special Servicer"), LaSalle Bank
National Association, as trustee and custodian (the "Trustee") and Wells Fargo
Bank, National Association, as paying agent, certificate registrar and authenticating agent. In exchange for the Mortgage Loans and certain other mortgage loans to be purchased by Purchaser (collectively the "Other Mortgage
Loans"), the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2007-TOP27 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class
A-M and Class A-J Certificates (the "Public Certificates") will be sold by
Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the
"Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 19, 2007 (the "Underwriting Agreement"), and the
Class X, Class A-MFL, Class B, Class C, Class D, Class E, Class F, Class G,
Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
R-I, Class R-II, Class R-III and Class AW34 Certificates (the "Private
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Initial Purchasers") pursuant to a
Certificate Purchase Agreement, between Purchaser and the Initial Purchasers, dated July 19, 2007 (the "Certificate Purchase Agreement"). The Underwriters
will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 22, 2007, as supplemented by a Prospectus Supplement dated July 19,
2007 (together, the "Prospectus Supplement") and the Initial Purchasers will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private
Placement Memorandum dated July 19, 2007 (the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

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1.    AGREEMENT TO PURCHASE.

1.1   Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is July 1, 2007. The
Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,100,923,632. The sale of the
Mortgage Loans shall take place on July 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of the date hereof, between the parties to this Agreement and entered into in connection with this Agreement and the issuance of the Certificates, which purchase price excludes accrued interest and applicable deal expenses. The purchase price shall be paid to
Seller by wire transfer in immediately available funds on the Closing Date.

1.2   On the Closing Date, Purchaser will assign to the Trustee pursuant to the
Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14 hereof), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this
Agreement (to the extent set forth in Section 14 hereof).

2.    CONVEYANCE OF MORTGAGE LOANS.

2.1   Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
July 1, 2007, will be executed by Seller and the Master Servicer, in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date.
The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the
Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of the Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee and the Special Servicer to empower the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to submit for recording, at the expense of Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the
Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). Seller agrees to reasonably cooperate with the Trustee and the
Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of

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attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such
Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents, at Seller's expense, after the periods set forth above, provided, however, the Trustee shall not submit such assignments for recording if Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing
Date, Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions as are permitted by this Section 2) with respect to each Mortgage Loan (each, a
"Mortgage File"). (Seller acknowledges that the term "without recourse" does not modify the duties of Seller under Section 5 hereof.)

2.2   All Mortgage Files, or portions thereof, delivered prior to the Closing
Date are to be held by or on behalf of the Trustee in escrow on behalf of Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each
Mortgage Loan shall contain the following documents:

      2.2.1   The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of LaSalle Bank National Association, as Trustee for
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2007-TOP27, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the Mortgage Note attached thereto;

      2.2.2   The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 45th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such
Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

      2.2.3   The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon, or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned

                                        4

on or prior to the 45th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by Seller together with (i)
in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

      2.2.4   An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27,"
provided, if the related Mortgage has been recorded in the name of Mortgage
Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to the Master Servicer and the Special
Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.5   Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of
Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 45th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original intervening assignment of
Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

      2.2.6   If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 45th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (i)
an original of each assignment of such Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such
Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by Seller to be a true and

                                        5

complete copy of the original assignment submitted for recording, and (ii) an original assignment of such Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2007-TOP27," which assignment may be effected in the related Assignment of Mortgage, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Assignment of
Leases in favor of the Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to the Master Servicer and the Special
Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.7   The original of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

      2.2.8   The original Title Insurance Policy, or in the event such original
Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original
Title Insurance Policy to follow within 180 days of the Closing Date or a preliminary title report binding on the title company with an original Title
Insurance Policy to follow within 180 days of the Closing Date;

      2.2.9   (A) UCC financing statements (together with all assignments thereof) and (B) UCC-2 or UCC-3 financing statements to the Trustee executed and delivered in connection with the Mortgage Loan, provided, if the related
Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead,
Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS and shall deliver to the Master Servicer and the Special Servicer evidence confirming that the Trustee is shown as the owner on the record of MERS;

      2.2.10  Copies of the related ground lease(s), if any, to any Mortgage
Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

      2.2.11  Copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage Loan;

      2.2.12  Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary
Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be held by the Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or

                                        6

released in accordance with documents evidencing or securing the applicable
Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing
Agreement (it being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the
Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the
Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) or a reissued letter of credit and
(c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign all rights to the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, any letter of credit held by the
Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the Primary Servicer (or Master Servicer)
has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the Primary Servicer (or Master
Servicer). The Primary Servicer (or Master Servicer) has agreed to indemnify the
Trust for any loss caused by the ineffectiveness of such assignment;

      2.2.13  The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

      2.2.14  Third-party management agreements for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

      2.2.15  Any Environmental Insurance Policy; and

      2.2.16  Any affidavit and indemnification agreement.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Primary Servicer, the Master Servicer or the Trustee (as the
case may be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Primary Servicer within 30 days of the
Closing Date. Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

2.3   The Assignments of Mortgage and assignment of Assignment of Leases referred to in Sections 2.2.4 and 2.2.6 hereof may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with Section 2.6 hereof, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements

                                        7

relating to the Mortgage Loans naming the Trustee on behalf of the
Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to the
Trustee on behalf of the Certificateholders.

2.4   If Seller cannot deliver, or cause to be delivered, as to any Mortgage
Loan, any of the documents and/or instruments referred to in Sections 2.2.2,
2.2.3, 2.2.5 or 2.2.6 hereof, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 45 day period, but
Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), to the Trustee within such 45 day period, Seller shall then deliver within 90 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

2.5   The Trustee, as assignee or transferee of Purchaser, shall be entitled to all scheduled payments of principal due on the Mortgage Loans after the Cut-Off
Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to
Seller.

2.6   Within 45 days following the Closing Date, Seller shall deliver and
Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4 and 2.2.6(ii) above. Within 90 days following the Closing Date, Seller shall deliver and Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause 2.2.1. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

2.7   Documents that are in the possession of Seller, its agents or its subcontractors that relate to the Mortgage Loans and that are not required to be delivered to the Trustee shall be shipped by Seller to or at the direction of the Master Servicer, on behalf of Purchaser, on or prior to the 75th day after the Closing Date, in accordance with Section 3.1 of the Primary Servicing
Agreement, if applicable.

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2.8   The documents required to be delivered to the Master Servicer (or in the alternative, the Primary Servicer) shall include, to the extent required to be
(and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the
Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Delivery of any of the
foregoing documents to the Primary Servicer shall be deemed a delivery to the
Master Servicer and satisfy Seller's obligations under this subparagraph.

2.9   Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing
Agreement. Seller's and Purchaser's records shall reflect the transfer of each
Mortgage Loan from Seller to Purchaser and its assigns as a sale.

2.10  It is the express intent of the parties hereto that the conveyance of the
Mortgage Loans and related property to Purchaser by Seller as provided in this
Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by
Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the
Mortgage Loans or any related property, then:

      2.10.1  this Agreement shall be deemed to be a security agreement; and

      2.10.2  the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

              A.  All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

              B.  All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit,

                                        9

      investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              C.  All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

2.11  The possession by Purchaser or its designee of the Mortgage Notes, the
Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Section 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

2.12  Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for,
Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

2.13  The Seller hereby agrees to provide the Purchaser with prompt notice of any information it receives which indicates that the transfer of each Mortgage
Loan from the Seller to the Purchaser may not be treated as a sale. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the
Agreement. In such case, the Seller hereby authorizes the Master Servicer, the
Trustee and the Custodian to file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

2.14  Notwithstanding anything to the contrary contained herein, and subject to
Section 2.1 hereof, Purchaser shall not be required to purchase any Mortgage
Loan as to which any Mortgage Note (endorsed as described in clause 2.2.1 hereof) required to be delivered to or on behalf of the Trustee or the Master
Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and
Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5 hereof.

3.    EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

                                       10

3.1   Seller shall (i) deliver to Purchaser on or before the Closing Date a diskette acceptable to Purchaser that contains such information about the
Mortgage Loans as may be reasonably requested by Purchaser, (ii) deliver to
Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of Purchaser or the Trustee to cause Seller to cure any
Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

3.2   On or prior to the Closing Date, Seller shall allow representatives of any of Purchaser, each Underwriter, each Initial Purchaser, the Trustee, the Special
Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and
Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each Initial Purchaser, the Trustee, the Special Servicer and
each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, Seller shall provide Purchaser with all material information regarding Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect. Within 45 days after the Closing Date, Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

3.3   Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

3.4   Purchaser shall keep confidential any information regarding Seller and the
Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Free Writing Prospectus, the Memorandum or the
Prospectus Supplement or Purchaser is required by law or court order to disclose such information. If Purchaser is required to disclose in the Free Writing
Prospectus, the Memorandum or the Prospectus Supplement confidential information regarding Seller as

                                       11

described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in
Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then
Purchaser shall be permitted to make such disclosure without prior review by
Seller.

4.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER.

4.1   To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on
Schedule A attached hereto, and hereby further represents, warrants and covenants to Purchaser as of the date hereof that:

      4.1.1   Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

      4.1.2   This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

      4.1.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the

                                       12

consummation by Seller of any transaction contemplated hereby, other than (A)
such qualifications as may be required under state securities or blue sky laws,
(B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the
Mortgage Loans to Purchaser, (C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D)
where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by Seller under this Agreement.

      4.1.4   Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in Section 4.1.3 hereof, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      4.1.5   There are no actions or proceedings against, or investigations of,
Seller pending or, to Seller's knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

      4.1.6   On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

      4.1.7   To Seller's knowledge, Seller's Information (as defined in that certain indemnification agreement, dated July 19, 2007, between Seller,
Purchaser, the Underwriters and the Initial Purchasers (the "Indemnification
Agreement")) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

                                       13

      4.1.8   The Seller has complied with the disclosure requirements of
Regulation AB that arise from its role as "originator" and "sponsor" in connection with the issuance of the Public Certificates.

      4.1.9   The Seller hereby agrees to deliver to the Purchaser (or with respect to any Serviced Companion Mortgage Loan that is deposited into an Other
Securitization, the depositor in such Other Securitization) and the Paying Agent or the Trustee, as applicable, any Additional Form 10-D Disclosure, any
Additional Form 10-K Disclosure and any Form 8-K Disclosure Information set
forth next to the Seller's name on Schedule XV, Schedule XVI or Schedule XVII of the Pooling and Servicing Agreement (in formatting reasonably appropriate for inclusion in such form) (collectively, "Seller Reporting Information"); provided that, the Seller Reporting Information shall not be exclusive of any additional disclosure items specifically related to the Seller that may be added to Form
10-K, Form 10-D or Form 8-K subsequent to the date hereof that are required to be included in the Exchange Act reports related to the Trust if the Depositor or the Paying Agent provides the Seller with notice of such additional requirements. The Seller shall use its best efforts to deliver proposed disclosure language relating to any such event described under Items 1117 and
1119 of Regulation AB and Item 1.03 to Form 8-K to the Paying Agent or the
Trustee, as applicable, and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other Seller Reporting Information required to be disclosed by Seller pursuant to this Section 4.1.9 on Form 8-K,
Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials shall be suspended (for so long as neither the Trust nor, with respect to any Serviced Companion Mortgage Loan related to a Serviced Pari Passu Mortgage sold to the Trust by the Seller, the trust in the related Other Securitization, is subject to the reporting requirements of the Exchange Act) upon the Paying Agent or the Trustee, as applicable, filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the
reporting requirements with respect to the Trust under the Securities Exchange
Act of 1934, as amended, have otherwise been automatically suspended. The
Purchaser shall provide the Seller with notice (which notice may be sent via facsimile or by email) if the Paying Agent or the Trustee, as applicable, does not file such Form 15 Suspension Notification pursuant to Section 13.8 of the
Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as
amended.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

                                       14

4.2   To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

      4.2.1   Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

      4.2.2   Purchaser has full power and authority to acquire the Mortgage
Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      4.2.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by
Purchaser.

      4.2.4   Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which Purchaser is a party or that may be applicable to Purchaser or its assets.

      4.2.5   Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of
Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

      4.2.6   There are no actions or proceedings against, or investigations of,
Purchaser pending or, to Purchaser's knowledge, threatened against Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage
Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of
Purchaser that would materially and adversely affect the ability of Purchaser to perform its obligation under this Agreement.

                                       15

      4.2.7   Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

5.1   It is hereby acknowledged that Seller shall make for the benefit of the
Trustee on behalf of the holders of the Certificates, whether directly or by way of Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

5.2   It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 hereof is not delivered as and when required, not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by
Seller regarding the characteristics of the Mortgage Loans and/or the related
Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case the party discovering such breach or defect determines that either (i) the defect or breach materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan or (ii) both (A) the defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the
Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan (any such defect described in the preceding clause (i) or (ii), a "Material
Document Defect" and any such breach described in the preceding clause (i) or
(ii), a "Material Breach"), the party determining that such Material Document
Defect or Material Breach exists shall promptly notify, in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph (41) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary"
for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon determining (or becoming aware of another party's determination) that any such Material Document Defect or Material Breach exists (which determination shall, absent evidence to the contrary, be presumed to be no earlier than three
Business Days prior to delivery of the notice to Seller referred to below), the
Master Servicer shall, and the Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material Document
Defect or Material Breach, cure such Material Document Defect or Material
Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90 day period, and such
Material

                                       16

Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code) but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an
Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material
Document Defect, (x) the Mortgage Loan is then a Specially Serviced Mortgage
Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of
"Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the
Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement
not less than 90 days prior to the delivery of the notice of such Material
Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the
Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by Seller, the Master Servicer or the Special Servicer of any Material Document Defect
listed therein.

5.3   Seller hereby covenants and agrees that, if any such Material Document
Defect or Material Breach cannot be corrected or cured or Seller otherwise fails to correct or cure within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage
Loan or REO Mortgage Loan (or interest therein) from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii)
if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a
"defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the
Code and Treasury Regulation Section 1.860G-2(f)), at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document
Defect or Material Breach would cause the Mortgage Loan to be other than a
"qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase must occur within 85 days from the date Seller was notified of the defect. Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

5.4   If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan for purposes of the above provisions, and
Seller shall be obligated to repurchase or replace each such Crossed Mortgage
Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to the
Trustee at the expense of Seller if, in the reasonable business judgment of the
Trustee, it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those Mortgage
Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph (the "Affected

                                       17

Loan(s)"): (i) the debt service coverage ratio for all those Crossed Mortgage
Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such Crossed Mortgage
Loans (including the Affected Loans(s)) set forth in Appendix II to the Final
Prospectus Supplement and (B) the debt service coverage ratio for all such
Crossed Mortgage Loans (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the loan-to-value ratio for all such Crossed Mortgage Loans (excluding the Affected
Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for all such Crossed
Mortgage Loans (including the Affected Loan(s)) set forth in Appendix II to the
Final Prospectus Supplement plus 10% and (B) the loan-to-value ratio for all such Crossed Mortgage Loans (including the Affected Loans(s)), at the time of repurchase or replacement. The determination of the Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause to be delivered, or direct Seller to (in which case Seller shall) cause to be delivered to the Master Servicer, an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the Appraisal is approved by Seller
(such approval not to be unreasonably withheld).

5.5   With respect to any Defective Mortgage Loan, to the extent that Seller is required to repurchase or substitute for such Defective Mortgage Loan (each, a
"Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of Purchaser) continues to hold any Crossed Mortgage Loan, Seller and
Purchaser hereby agree to forebear from enforcing any remedies against the other's Primary Collateral but may exercise remedies against the Primary
Collateral securing their respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Mortgage Loan or Mortgage Loans held by such party, then both parties shall forbear from exercising such remedies until the loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with the
Pooling and Servicing Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Mortgage Loans shall be allocated between such
Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

5.6   Any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a
Mortgage Loan and be a Material Document Defect: (a) the absence from the
Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be

                                       18

regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material
Document Defects is discovered by the Custodian (or the Trustee if there is no
Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and
Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating
Agencies and the parties hereto and making demand upon Seller for the cure of the Material Document Defect or repurchase or replacement of the related
Mortgage Loan.

5.7   If Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (x) the period of time provided for Seller to correct, repurchase or cure has expired and (y) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. In the event of any such modification and work-out, Seller shall be obligated to repurchase the Mortgage Loan as modified and the Purchase
Price shall include any Work-Out Fee paid to the Special Servicer up to the date of repurchase plus the present value (calculated at a discount rate equal to the applicable Mortgage Rate) of the Work-Out Fee that would have been payable to the Special Servicer in respect of such Mortgage Loan if the Mortgage Loan performed in accordance with its terms to its Maturity Date, provided that no amount shall be paid by Seller in respect of any Work-Out Fee if a Liquidation
Fee already comprises a portion of the Purchase Price.

5.8   Seller shall have the right to purchase certain of the Mortgage Loans or
REO Properties, as applicable, in accordance with Section 9.36 of the Pooling and Servicing Agreement.

5.9   The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against
Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer shall notify Seller of the discovery of the Material
Document Defect or Material Breach and Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO
Property (or interest therein) at the Purchase Price. After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of any applicable appeal period that
Seller is or was obligated to repurchase the related Mortgage Loan or REO
Mortgage Loan (or interest therein) (a "Final Judicial Determination") or Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement,
Seller will be obligated to pay to the Trust the difference between any
Liquidation Proceeds received upon such liquidation in

                                       19

accordance with the Pooling and Servicing Agreement (including those arising from any sale to Seller) and the Purchase Price.

5.10  Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, the Special Servicer shall not receive a
Liquidation Fee from Seller (but may collect such Liquidation Fee from the related Liquidation Proceeds as otherwise provided herein); provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO
Mortgaged Property (or interest therein) after a final liquidation of such
Mortgage Loan or REO Property pursuant to the immediately preceding paragraph, an amount equal to any Liquidation Fee (calculated on the basis of Liquidation
Proceeds) payable to the Special Servicer shall be included in the definition of
"Purchase Price" in respect of such Mortgage Loan or REO Mortgaged Property.
Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a Mortgage Loan by Seller.

5.11  The obligations of Seller set forth in this Section 5 to cure a Material
Document Defect or a Material Breach or repurchase or replace a defective
Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement (other than those set forth in Exhibit 2).

5.12  Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 in Exhibit 2 hereto, and as a result the payments, by a Mortgagor, of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan are insufficient causing the Trust to incur an Additional Trust Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within 90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust
Expense. The parties hereto acknowledge that such reimbursement shall be
Seller's sole obligation with respect to the breach discussed in the previous sentence.

5.13  The Pooling and Servicing Agreement shall provide that the Trustee (or the
Master Servicer or the Special Servicer on its behalf) shall give written notice promptly (but in any event within three Business Days) to Seller of its determination that any Material Document Defect or Material Breach exists (which determination shall, absent evidence to the contrary, be presumed to be no earlier than three Business Days prior to delivery of the notice) and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially
Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

5.14  If Seller repurchases any Mortgage Loan pursuant to this Section 5,
Purchaser or its assignee, following receipt by the Trustee of the Purchase
Price therefor, promptly shall deliver or cause to be delivered to Seller all
Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such Mortgage
Loan, in each case without

                                       20

recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

6.    CLOSING.

6.1   The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 9:00 a.m., New
York time, on the Closing Date. The closing shall be subject to each of the following conditions:

      6.1.1   All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date (to the extent of the standard, if any, set forth in each representation and warranty).

      6.1.2   All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

      6.1.3   Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing
Date pursuant to Section 2 hereof.

      6.1.4   The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of Seller's Information to be disclosed in the Free
Writing Prospectus, the Memorandum and the Prospectus Supplement.

      6.1.5   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and
Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

      6.1.6   Seller shall have paid all fees and expenses payable by it to
Purchaser pursuant to Section 8 hereof.

      6.1.7   The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

      6.1.8   No Underwriter shall have terminated the Underwriting Agreement and none of the Initial Purchasers shall have terminated the Certificate
Purchase Agreement, and neither the Underwriters nor the Initial Purchasers shall have suspended, delayed or otherwise cancelled the Closing Date.

      6.1.9   Seller shall have received the purchase price for the Mortgage
Loans pursuant to Section 1 hereof.

                                       21

6.2   Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable Purchaser to purchase the
Mortgage Loans on the Closing Date.

7.    CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

7.1   This Agreement duly executed by Purchaser and Seller.

7.2   A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of
Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing
Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

7.3   True, complete and correct copies of Seller's articles of organization and by-laws.

7.4   A certificate of existence for Seller from the Secretary of State of New
York dated not earlier than 30 days prior to the Closing Date.

7.5   A certificate of the Secretary or Assistant Secretary of Seller, dated the
Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

7.6   An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing
Date, substantially to the effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

      7.6.1   Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

      7.6.2   This Agreement has been duly authorized, executed and delivered by
Seller.

      7.6.3   No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

      7.6.4   Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture,

                                       22

to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C)
conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of
Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      7.6.5   To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this Agreement or (b)
which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

      7.6.6   This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

7.7   Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by Seller to Purchaser or
Seller's execution and delivery of, or performance under, this Agreement.

7.8   A "10b-5" opinion of counsel addressed to the Purchaser and the
Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, as to the disclosure provided by Seller to Purchaser in connection with the
Certificates.

7.9   An opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, that such disclosure complies as to form with the

                                       23

applicable requirements of Regulation AB with respect to Seller's role as
Sponsor (as defined in Regulation AB) in connection with the Certificates.

7.10  A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Free Writing Prospectus, the
Memorandum and the Prospectus Supplement agrees with the records of Seller.

7.11  Such further certificates, opinions and documents as Purchaser may reasonably request.

7.12  An officer's certificate of Purchaser, dated the Closing Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the
Closing Date.

7.13  Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

7.14  An executed Bill of Sale in the form attached hereto as Exhibit 3.

8.    COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

9.    NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission
(or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or
(c), if (i) to Purchaser, addressed to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Warren Friend, with a copy to
Anthony Sfarra (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to Seller, addressed to Seller at Bear Stearns
Commercial Mortgage, Inc., addressed to Bear Stearns Commercial Mortgage, Inc.,
383 Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with a copy to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department) (or
to such other address as may hereafter be furnished in writing by Seller).

10.   SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this

                                       24

Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

11.   FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

12.   SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

14.   BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

                                       25

15.   MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

16.   ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       26

      IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                         BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                         By: /s/   Adam Ansaldi
                                            -------------------
                                            Name:  Adam Ansaldi
                                            Title: Managing Director / Principal

                                         MORGAN STANLEY CAPITAL I INC.

                                         By: /s/ Anthony J. Sfarra
                                            ----------------------
                                            Name:  Anthony J. Sfarra
                                            Title: Vice President

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

      o     Mortgage Loan Seller

      o     Loan Number

      o     Property Name

      o     Street Address

      o     City

      o     State

      o     Date of Maturity

      o     Cut-off Date Balance

      o     Note Date

      o     Original Term to Maturity or ARD

      o     Remaining Term

      o     Original Amortization

      o     Rate

      o     ARD Loan (Yes/No)

                                       1-1

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   1           BSCMI      360 Park       360 Park         New York       NY     03/01/2022     $220,000,000
                          Avenue South   Avenue
                                         South
------------------------------------------------------------------------------------------------------------
   3           BSCMI      C&S            56 Summit       Westfield       MA     04/01/2017      $29,500,000
                          Wholesale      Lock Road
                          Portfolio -
                          Westfield
                          (I)
   3           BSCMI      C&S            1000 Old         Aberdeen       MD     04/01/2017      $22,720,000
                          Wholesale      Philadelphia
                          Portfolio -    Road
                          Aberdeen (I)
   3           BSCMI      C&S            95 North          North         MA     04/01/2017      $20,280,000
                          Wholesale      Hatfield         Hatfield
                          Portfolio -    Road
                          North
                          Hatfield (I)
   3           BSCMI      C&S            142 Elm           South         MA     04/01/2017      $10,000,000
                          Wholesale      Street           Hatfield
                          Portfolio -
                          South
                          Hatfield (I)
------------------------------------------------------------------------------------------------------------
   6           BSCMI      Maple Tree     Taft            Williston       VT     03/01/2012      $63,400,000
                          Place          Corners
                                         /28 Walnut
                                         Street/Route
                                         2 & 2A
------------------------------------------------------------------------------------------------------------
   7           BSCMI      The Mercer     99 Prince        New York       NY     06/01/2017      $55,000,000
                          Hotel          Street
------------------------------------------------------------------------------------------------------------
   8           BSCMI      NY Inland      3049 State       Saratoga       NY     03/01/2012      $28,560,000
                          Portfolio -    Route 50         Springs
                          Wilton
                          Square (II)
   8           BSCMI      NY Inland      3440-3480      Poughkeepsie     NY     03/01/2012      $23,750,000
                          Portfolio -    North Road
                          Mid-Hudson
                          Shopping
                          Center (II)
------------------------------------------------------------------------------------------------------------
   9           BSCMI      485 Madison    485              New York       NY     05/01/2017      $45,000,000
                          Avenue         Madison
                                         Avenue
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   1        02/15/2007     180      6.044%      176            300            No

------------------------------------------------------------------------------------
   3        03/13/2007     120      5.480%      117            IO            Yes

   3        03/13/2007     120      5.480%      117            IO            Yes

   3        03/13/2007     120      5.480%      117            IO            Yes

   3        03/13/2007     120      5.480%      117            IO            Yes

------------------------------------------------------------------------------------
   6        02/06/2007      60      5.482%      56             IO             No

------------------------------------------------------------------------------------
   7        05/16/2007     120      5.345%      119            IO             No

------------------------------------------------------------------------------------
   8        02/06/2007      60      5.391%      56             IO            Yes

   8        02/06/2007      60      5.391%      56             IO            Yes

------------------------------------------------------------------------------------
   9        04/16/2007     120      5.251%      118            IO             No
------------------------------------------------------------------------------------

                                       1-2

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   13          BSCMI      Springfield    3000 S                          IL     04/01/2012      $26,000,000
                          Crowne         Dirksen        Springfield
                          Plaza (III)    Parkway
   13          BSCMI      Springfield    3050 S                          IL     04/01/2012      $10,500,000
                          Holiday Inn    Dirksen        Springfield
                          Express        Parkway
                          (III)
------------------------------------------------------------------------------------------------------------
   14          BSCMI      Gardiner       836             Bay Shore       NY     03/01/2012      $36,300,000
                          Manor Mall     Sunrise
                                         Highway
------------------------------------------------------------------------------------------------------------
   15          BSCMI      161 William    161              New York       NY     05/01/2017      $35,000,000
                          Street         William
                                         Street
------------------------------------------------------------------------------------------------------------
   19          BSCMI      2220 91st      2220 91st         North         NJ     05/01/2017      $30,475,000
                          Street         Street            Bergen
------------------------------------------------------------------------------------------------------------
   20          BSCMI      8 West 40th    8 West           New York       NY     05/01/2017      $30,000,000
                          Street         40th Street
------------------------------------------------------------------------------------------------------------
   24          BSCMI      Residence      315 Elden        Herndon        VA     06/01/2017      $26,500,000
                          Inn -          Street
                          Herndon
------------------------------------------------------------------------------------------------------------
   25          BSCMI      Century III    9971               West         PA     03/01/2012      $26,200,000
                          Plaza          Mountain         Mifflin
                                         View Drive
------------------------------------------------------------------------------------------------------------
   28          BSCMI      Towne          5000            Owensboro       KY     05/01/2017      $25,500,000
                          Square Mall    Frederica
                                         Street
------------------------------------------------------------------------------------------------------------
   34          BSCMI      CT Inland      440 Boston        Orange        CT     03/01/2012      $13,530,000
                          Portfolio -    Post Road
                          Home Depot
                          Plaza (IV)
   34          BSCMI      CT Inland      53 Boston         Orange        CT     03/01/2012      $8,550,000
                          Portfolio -    Post Road
                          Orange
                          Plaza (IV)
------------------------------------------------------------------------------------------------------------
   39          BSCMI      The Fields     1333           Bloomington      IN     06/01/2017      $18,700,000
                          Apartment      Fenbrook
                          Homes          Lane
------------------------------------------------------------------------------------------------------------
   46          BSCMI      Oakview 24     3555 South        Omaha         NE     05/01/2017      $16,054,000
                                         140th
                                         Street
------------------------------------------------------------------------------------------------------------
   49          BSCMI      Cole           4246             Santa Fe       NM     05/01/2017      $2,805,977
                          Applebees      Cerrillos
                          Portfolio I    Road
                          - Santa Fe
                          (VI)
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   13       03/16/2007      60      5.714%      57             IO             No

   13       03/16/2007      60      5.714%      57             IO             No

------------------------------------------------------------------------------------
   14       02/06/2007      60      5.351%      56             IO             No

------------------------------------------------------------------------------------
   15       04/16/2007     120      5.251%      118            IO

------------------------------------------------------------------------------------
   19       04/23/2007     120      5.476%      118            IO             No

------------------------------------------------------------------------------------
   20       04/17/2007     120      5.282%      118            IO             No

------------------------------------------------------------------------------------
   24       05/08/2007     120      5.426%      119            IO             No

------------------------------------------------------------------------------------
   25       02/06/2007      60      5.417%      56             IO            Yes

------------------------------------------------------------------------------------
   28       04/16/2007     120      5.813%      118            360            No

------------------------------------------------------------------------------------
   34       02/06/2007      60      5.482%      56             IO            Yes

   34       02/06/2007      60      5.482%      56             IO            Yes

------------------------------------------------------------------------------------
   39       05/08/2007     120      5.329%      119            IO             No

------------------------------------------------------------------------------------
   46       04/19/2007     120      5.726%      118            300            No

------------------------------------------------------------------------------------
   49       04/26/2007     120      5.678%      118            IO            Yes
------------------------------------------------------------------------------------

                                       1-3

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   49          BSCMI      Cole           2125             Augusta        GA     05/01/2017      $2,342,769
                          Applebees      Windsor
                          Portfolio I    Spring Road
                          - Windsor
                          Springs (VI)
   49          BSCMI      Cole           2513             Columbus       GA     05/01/2017      $2,155,703
                          Applebees      Airport
                          Portfolio I    Throughway
                          - Airport
                          Throughway
                          Columbus
                          (VI)
   49          BSCMI      Cole           1525 Geary        Albany        OR     05/01/2017      $1,781,573
                          Applebees      Street SE
                          Portfolio I
                          - Albany
                          (VI)
   49          BSCMI      Cole           3652              Macon         GA     05/01/2017      $1,692,494
                          Applebees      Eisenhower
                          Portfolio I    Parkway
                          - Macon
                          Mall (VI)
   49          BSCMI      Cole           16485 East        Aurora        CO     05/01/2017      $1,665,771
                          Applebees      40th Circle
                          Portfolio I
                          - Gateway
                          (VI)
   49          BSCMI      Cole           1604 Plaza        Walla         WA     05/01/2017      $1,496,520
                          Applebees      Way               Walla
                          Portfolio I
                          - Walla
                          Walla (VI)
   49          BSCMI      Cole           495 Garden       Colorado       CO     05/01/2017      $1,220,378
                          Applebees      of the           Springs
                          Portfolio I    Gods Road
                          - Garden of
                          Gods (VI)
------------------------------------------------------------------------------------------------------------
   50          BSCMI      Grand Mart     10280           Bridgeview      IL     03/01/2017      $5,781,403
                          Chicago        South
                          Portfolio -    Harlem
                          Bridgeview     Avenue
                          (VII)

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

   49       04/26/2007     120      5.678%      118            IO            Yes

------------------------------------------------------------------------------------
   50       03/01/2007     120      6.138%      116            300            No

                                       1-4

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   50          BSCMI      Grand Mart     191 South         Joliet        IL     03/01/2017      $5,035,416
                          Chicago        Larkin
                          Portfolio -    Avenue
                          Joliet (VII)
   50          BSCMI      Grand Mart     55 South          Aurora        IL     03/01/2017      $4,102,931
                          Chicago        Constitution
                          Portfolio -    Drive
                          Aurora (VII)
------------------------------------------------------------------------------------------------------------
   54          BSCMI      Embassy        455 Plaza        Secaucus       NJ     05/01/2017      $14,500,000
                          Suites         Drive
                          Hotel -
                          Secaucus
------------------------------------------------------------------------------------------------------------
   55          BSCMI      Rivery Town    1103            Georgetown      TX     02/01/2014      $8,018,000
                          Center (A)     Rivery
                                         Boulevard
   56          BSCMI      Gander         19890             Sugar         TX     04/01/2014      $6,435,000
                          Mountain       Southwest          Land
                          River Park     Freeway
                          (A)
------------------------------------------------------------------------------------------------------------
   57          BSCMI      35 Melanie     35 Melanie       Hanover        NJ     05/01/2017      $14,000,000
                          Lane           Lane
------------------------------------------------------------------------------------------------------------
   58          BSCMI      Cole           400              Longview       WA     05/01/2017      $2,378,400
                          Applebees      Triangle
                          Portfolio      Center
                          III -
                          Longview
                          (VIII)
   58          BSCMI      Cole           711               Grand         CO     05/01/2017      $2,289,321
                          Applebees      Horizon          Junction
                          Portfolio      Drive
                          III - Grand
                          Junction
                          (VIII)
   58          BSCMI      Cole           5460              Garden        GA     05/01/2017      $1,933,006
                          Applebees      Augusta Rd         City
                          Portfolio
                          III -
                          Garden City
                          (VIII)

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   50       03/01/2007     120      6.138%      116            300            No

   50       03/01/2007     120      6.138%      116            300            No

------------------------------------------------------------------------------------
   54       04/02/2007     120      5.594%      118            IO             No

------------------------------------------------------------------------------------
   55       01/08/2007      84      5.333%      79             IO             No

   56       03/12/2007      84      5.295%      81             IO             No

------------------------------------------------------------------------------------
   57       04/23/2007     120      5.476%      118            IO             No

------------------------------------------------------------------------------------
   58       04/26/2007     120      5.678%      118            IO            Yes

   58       04/26/2007     120      5.678%      118            IO            Yes

   58       04/26/2007     120      5.678%      118            IO            Yes

                                       1-5

 LOAN        MORTGAGE       PROPERTY        STREET                                DATE OF      CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   58          BSCMI      Cole           6428 S.          Fountain       CO     05/01/2017      $1,906,283
                          Applebees      Hwy 85/87
                          Portfolio
                          III -
                          Fountain
                          (VIII)
   58          BSCMI      Cole           14091 East        Aurora        CO     05/01/2017      $1,808,297
                          Applebees      Lliff
                          Portfolio      Avenue
                          III - East
                          Lliff
                          Aurora
                          (VIII)
   58          BSCMI      Cole           516 E.            Clovis        NM     05/01/2017      $1,781,573
                          Applebees      Liano
                          Portfolio      Estacado
                          III -          Blvd
                          Clovis
                          (VIII)
   58          BSCMI      Cole           2574              Macon         GA     05/01/2017      $1,754,849
                          Applebees      Riverside
                          Portfolio      Drive
                          III - Macon
                          (VIII)
------------------------------------------------------------------------------------------------------------
   61          BSCMI      Cole           3229             Columbus       GA     05/01/2017      $2,556,557
                          Applebees      Gentian
                          Portfolio      Boulevard
                          II -
                          Columbus
                          (IX)
   61          BSCMI      Cole           1560 West         Gallup        NM     05/01/2017      $2,137,888
                          Applebees      Maloney
                          Portfolio      Avenue
                          II - Gallup
                          (IX)
   61          BSCMI      Cole           11120            Savannah       GA     05/01/2017      $1,915,191
                          Applebees      Abercorn
                          Portfolio      Street
                          II -
                          Savannah
                          (IX)
   61          BSCMI      Cole           314               Warner        GA     05/01/2017      $1,826,112
                          Applebees      Russell           Robins
                          Portfolio      Parkway
                          II - Warner
                          Robins (IX)
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   58       04/26/2007     120      5.678%      118            IO            Yes

   58       04/26/2007     120      5.678%      118            IO            Yes

   58       04/26/2007     120      5.678%      118            IO            Yes

   58       04/26/2007     120      5.678%      118            IO            Yes

------------------------------------------------------------------------------------
   61       04/26/2007     120      5.678%      118            IO            Yes

   61       04/26/2007     120      5.678%      118            IO            Yes

   61       04/26/2007     120      5.678%      118            IO            Yes

   61       04/26/2007     120      5.678%      118            IO            Yes
------------------------------------------------------------------------------------

                                       1-6

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

   61          BSCMI      Cole           1505 E.         Union Gap       WA     05/01/2017      $1,692,494
                          Applebees      Washington
                          Portfolio      Avenue
                          II - Union
                          Gap (IX)
   61          BSCMI      Cole           213 E 29th       Loveland       CO     05/01/2017      $1,621,231
                          Applebees      St.
                          Portfolio
                          II -
                          Loveland
                          (IX)
   61          BSCMI      Cole           5250 South      Littleton       CO     05/01/2017      $1,487,613
                          Applebees      Wadsworth
                          Portfolio      Boulevard
                          II -
                          Littleton
                          (IX)
------------------------------------------------------------------------------------------------------------
   70          BSCMI      Crossroads     4107                            VA     06/01/2012      $11,210,000
                                         Portsmouth      Chesapeake
                                         Boulevard
------------------------------------------------------------------------------------------------------------
   72          BSCMI      Home Depot     3550             Wilkins        PA     03/01/2012      $11,200,000
                          Center         William          Township
                                         Penn
                                         Highway
------------------------------------------------------------------------------------------------------------
   74          BSCMI      Bed Bath &     950              Westbury       NY     03/01/2012      $10,550,000
                          Beyond         Merchants
                                         Concourse
------------------------------------------------------------------------------------------------------------
   75          BSCMI      One            One               Jersey        NJ     03/01/2017      $10,000,000
                          Exchange       Exchange           City
                          Place          Place
------------------------------------------------------------------------------------------------------------
   82          BSCMI      Chesapeake     4107                            VA     06/01/2012      $8,950,000
                          Commons        Portsmouth      Chesapeake
                                         Boulevard
------------------------------------------------------------------------------------------------------------
   85          BSCMI      207            207              Midland        TX     04/01/2017      $8,300,000
                          Tradewinds     Tradewinds
                          Blvd           Blvd
------------------------------------------------------------------------------------------------------------
   92          BSCMI      Hampton Inn    7393             Florence       KY     05/01/2017      $8,000,000
                          Cincinnati     Turfway
                          Airport        Road
------------------------------------------------------------------------------------------------------------
   94          BSCMI      Comfort Inn    8080 North      Pensacola       FL     05/01/2017      $7,985,346
                          - Pensacola    Davis
                                         Highway
------------------------------------------------------------------------------------------------------------
   97          BSCMI      Rite Aid -     1401 - 17       Allentown       PA     06/01/2017      $3,615,000
                          Allentown      Tilghman
                          (B)            Street
   98          BSCMI      Rite Aid -     20 South          Plains        PA     05/01/2017      $3,380,000
                          Plains (B)     River
                                         Street

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

   61       04/26/2007     120      5.678%      118            IO            Yes

   61       04/26/2007     120      5.678%      118            IO            Yes

   61       04/26/2007     120      5.678%      118            IO            Yes

------------------------------------------------------------------------------------
   70       05/04/2007      60      5.405%      59             IO             No

------------------------------------------------------------------------------------
   72       02/06/2007      60      5.482%      56             IO            Yes

------------------------------------------------------------------------------------
   74       02/06/2007      60      5.482%      56             IO             No

------------------------------------------------------------------------------------
   75       02/28/2007     120      5.409%      116            360            No

------------------------------------------------------------------------------------
   82       05/04/2007      60      5.381%      59                            No

------------------------------------------------------------------------------------
   85       03/08/2007     120      5.990%      117            300            No

------------------------------------------------------------------------------------
   92       04/02/2007     120      5.818%      118            360            No

------------------------------------------------------------------------------------
   94       04/09/2007     120      5.992%      118            360            No

------------------------------------------------------------------------------------
   97       05/15/2007     120      5.783%      119            IO            Yes

   98       04/16/2007     120      5.599%      118            IO            Yes

                                       1-7

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

  104          BSCMI      Walgreens      9 West          Cincinnati      OH     09/01/2016      $3,341,000
                          Cincinnati     Mitchell
                          (C)            Avenue
  105          BSCMI      Northern       9411              Blaine        MN     09/01/2016      $3,185,000
                          Tool Blaine    Ulysses
                          (C )           Street NE
------------------------------------------------------------------------------------------------------------
  112          BSCMI      Dick's         6221             Columbia       MD     07/01/2017      $6,100,000
                          Sporting       Columbia
                          Goods -        Crossing
                          Columbia       Circle
------------------------------------------------------------------------------------------------------------
  113          BSCMI      Rath Gibson    2505-2533       Janesville      WI     05/01/2017      $6,100,000
                                         Foster
                                         Avenue
------------------------------------------------------------------------------------------------------------
  116          BSCMI      Tractor        1000 South       Paw Paw        MI     05/01/2017      $2,048,000
                          Supply         Kalamazoo
                          Midwest        Street
                          Portfolio -
                          Paw Paw (XI)
  116          BSCMI      Tractor        405 SE            Ankeny        IA     05/01/2017      $1,950,000
                          Supply         Oralabor
                          Midwest        Road
                          Portfolio -
                          Ankeny (XI)
  116          BSCMI      Tractor        2881            Marinette       WI     05/01/2017      $1,918,000
                          Supply         Roosevelt
                          Midwest        Road
                          Portfolio -
                          Marinette
                          (XI)
------------------------------------------------------------------------------------------------------------
  121          BSCMI      550 Western    550 South          Los          CA     04/01/2012      $5,335,469
                                         Western          Angeles
                                         Avenue
------------------------------------------------------------------------------------------------------------
  122          BSCMI      Walgreens      6901 Miami       Madeira        OH     04/01/2012      $2,876,000
                          Madeira (D)    Avenue
  123          BSCMI      ABX Air        70 Centre        Coventry       RI     04/01/2012      $2,454,000
                          Coventry (D)   of New
                                         England
                                         Boulevard
------------------------------------------------------------------------------------------------------------
  131          BSCMI      8701-8711      8701-8711          Los          CA     06/01/2017      $4,600,000
                          W. 3rd         W. 3rd           Angeles
                          Street         Street
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

  104       03/05/2007     113      6.001%      110            IO            Yes

  105       03/05/2007     113      6.001%      110            IO            Yes

------------------------------------------------------------------------------------
  112       06/11/2007     120      5.893%      120            360            No

------------------------------------------------------------------------------------
  113       04/18/2007     120      5.804%      118            360            No

------------------------------------------------------------------------------------
  116       04/09/2007     120      5.649%      118            IO            Yes

  116       04/09/2007     120      5.649%      118            IO            Yes

  116       04/09/2007     120      5.649%      118            IO            Yes

------------------------------------------------------------------------------------
  121       03/14/2007      60      6.200%      57             360            No

------------------------------------------------------------------------------------
  122       03/05/2007      60      5.702%      57             IO            Yes

  123       03/09/2007      60      5.702%      57             IO            Yes

------------------------------------------------------------------------------------
  131       05/31/2007     120      5.724%      119            IO             No
------------------------------------------------------------------------------------

                                       1-8

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

  134          BSCMI      Walgreens      12110          Sharonville      OH     04/01/2012      $2,655,000
                          Sharonville    Lebanon
                          (E)            Road
  135          BSCMI      Office Max     2790 North      Orangeburg      SC     04/01/2012      $1,875,000
                          -              Road
                          Orangeburg
                          (E)
------------------------------------------------------------------------------------------------------------
  136          BSCMI      Coca Cola      1075 Vapor       Colorado       CO     07/01/2017      $4,510,000
                          Facility       Trail            Springs
------------------------------------------------------------------------------------------------------------
  140          BSCMI      1178           1178             New York       NY     06/01/2017      $4,250,000
                          Broadway       Broadway
------------------------------------------------------------------------------------------------------------
  144          BSCMI      Borders        2381              Carmel        IN     06/01/2014      $4,140,000
                          Carmel         Pointe
                                         Parkway
------------------------------------------------------------------------------------------------------------
  146          BSCMI      Cost-U-Less    4300 Sion     Christiansted     VI     04/01/2017      $4,035,000
                                         Farm
------------------------------------------------------------------------------------------------------------
  153          BSCMI      Sportsman's    1551             De Pere        WI     05/01/2017      $3,906,500
                          Warehouse      Lawrence
                                         Dr.
------------------------------------------------------------------------------------------------------------
  162          BSCMI      Sweetbay /     805 W. Dr.        Tampa         FL     05/01/2017      $3,500,000
                          Kash N'        Martin
                          Karry Tampa    Luther
                                         King Jr.
                                         Blvd.
------------------------------------------------------------------------------------------------------------
  169          BSCMI      36 Arden       36-44            New York       NY     06/01/2017      $3,000,000
                          Street         Arden
                                         Street
------------------------------------------------------------------------------------------------------------
  175          BSCMI      101            101              Marlton        NJ     05/01/2017      $2,993,945
                          Merchants      Merchants
                          Way            Way
------------------------------------------------------------------------------------------------------------
  176          BSCMI      Staples -      3210 N.         Greenville      SC     05/01/2017      $2,955,000
                          Greenville     Pleasantburg
                                         Drive
------------------------------------------------------------------------------------------------------------
  177          BSCMI      Broadmoor      4824             Meridian       MS     06/01/2022      $2,900,000
                          Mini Storage   Poplar
                                         Springs
                                         Place
------------------------------------------------------------------------------------------------------------
  178          BSCMI      CVS -          345 Main         Johnson        NY     06/01/2017      $1,800,000
                          Johnson        Street             City
                          City (XII)
------------------------------------------------------------------------------------------------------------
  178          BSCMI      CVS -          29-33 Port       Cortland       NY     06/01/2017      $1,100,000
                          Cortland       Watson
                          (XII)          Street
------------------------------------------------------------------------------------------------------------
  180          BSCMI      Big 5 Plaza    19330 East        Aurora        CO     05/01/2017      $2,804,000
                                         Quincy
                                         Avenue
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

  134       03/05/2007      60      5.615%      57             IO            Yes

  135       02/28/2007      60      5.608%      57             IO            Yes

------------------------------------------------------------------------------------
  136       06/12/2007     120      5.452%      120            IO             No

------------------------------------------------------------------------------------
  140       05/16/2007     120      5.708%      119            360            No

------------------------------------------------------------------------------------
  144       05/14/2007      84      5.316%      83             IO            Yes

------------------------------------------------------------------------------------
  146       03/26/2007     120      5.758%      117            IO            Yes

------------------------------------------------------------------------------------
  153       04/20/2007     120      5.520%      118            IO            Yes

------------------------------------------------------------------------------------
  162       04/02/2007     120      5.313%      118            IO            Yes

------------------------------------------------------------------------------------
  169       05/15/2007     120      5.664%      119            360            No

------------------------------------------------------------------------------------
  175       04/09/2007     120      5.551%      118            360            No

------------------------------------------------------------------------------------
  176       04/11/2007     120      5.510%      118            IO            Yes

------------------------------------------------------------------------------------
  177       05/18/2007     180      6.184%      179            360            No

------------------------------------------------------------------------------------
  178       05/08/2007     120      5.709%      119            360           Yes

------------------------------------------------------------------------------------
  178       05/08/2007     120      5.709%      119            360           Yes

------------------------------------------------------------------------------------
  180       04/11/2007     120      5.570%      118            IO            Yes
------------------------------------------------------------------------------------

                                       1-9

 LOAN        MORTGAGE       PROPERTY        STREET                               DATE OF       CUT-OFF DATE
POOL NO.    LOAN SELLER       NAME         ADDRESS          CITY       STATE     MATURITY        BALANCE
------------------------------------------------------------------------------------------------------------

  184          BSCMI      1520           "1520-1528        Bronx         NY     05/01/2017      $2,694,622
                          Westchester    Westchester
                          Avenue         Avenue,
                                         1182-1186
                                         Elder
                                         Avenue"
------------------------------------------------------------------------------------------------------------
  192          BSCMI      Coca Cola      201 South         Odessa        TX     07/01/2017      $2,490,000
                          Odessa         Pagewood
                                         Avenue
------------------------------------------------------------------------------------------------------------
  195          BSCMI      Dick's         2703            Burlington      NJ     04/01/2017      $2,400,000
                          Sporting       Burlington-      Township
                          Goods -        Mt. Holly
                          Burlington     Road
------------------------------------------------------------------------------------------------------------
  205          BSCMI      Walgreens      1104 South        Dallas        TX     06/01/2017      $2,175,000
                          Dallas         Westmoreland
                                         Avenue
------------------------------------------------------------------------------------------------------------

                         ORIGINAL
 LOAN                    TERM TO              REMAINING      ORIGINAL        ARD
POOL NO.    NOTE DATE    MATURITY    RATE       TERM       AMORTIZATION    (YES/NO)
------------------------------------------------------------------------------------

  184       04/16/2007     120      5.612%      118            360            No

------------------------------------------------------------------------------------
  192       06/12/2007     120      5.452%      120            IO             No

------------------------------------------------------------------------------------
  195       03/21/2007     120      5.812%      117            360           Yes

------------------------------------------------------------------------------------
  205       05/09/2007     120      5.763%      119            IO            Yes

------------------------------------------------------------------------------------

                                      1-10

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1.    Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

2.    Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the
Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

3.    Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e), the "Permitted
Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage;
provided, if the related Mortgage has been recorded in the name of Mortgage
Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignment in favor of the Trustee shall be required but instead Seller has agreed to take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related

                                       2-1

Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage
Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5.    Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases; provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such assignment in favor of the
Trustee shall be required but instead Seller has agreed to take all actions as are necessary to cause the Trustee to be shown as the owner of the related
Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

6.    Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

7.    Condition of Property; Condemnation. Except with respect to Mortgage Loans secured primarily by unimproved land: (i) with respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related
Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the
Mortgage Loans that were not the

                                       2-2

subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each
Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage
Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any
Mortgaged Property. To Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
Property, except those encroachments that are insured against by the Title
Policy referred to herein.

8.    Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

9.    No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing
Date have been complied with, or any such funds so escrowed have not been released.

10.   Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                                       2-3

11.   Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

12.   Environmental Conditions.

      (i)   Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off
      Date, an environmental site assessment prepared to ASTM standards, or an update of a previous such report, was performed with respect to each
      Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an
      "Environmental Report") has been delivered to, or on behalf of, Purchaser or its designee, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related
      Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or
      (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.
      Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a
      "Schedule C Loan") is the subject of a Secured Creditor Impaired Property
      Policy, issued by the issuer set forth on Schedule C (the "Policy Issuer")
      and effective as of the date thereof (each a "Secured Creditor Policy") or a pollution legal liability policy naming the Seller and its successors and/or assigns as an additional insured (a "PLL Policy"; a Secured
      Creditor Policy or a PLL Policy, an "Environmental Insurance Policy").
      Except as set forth on Schedule A to this Exhibit 2, with respect to each
      Schedule C Loan, (i) the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP") and radon gas ("RG") at each Mortgaged Property that is used as a multifamily dwelling, and with respect to asbestos containing materials ("ACM") at each related Mortgaged
      Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
      Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or

                                       2-4

      circumstance affecting the Mortgaged Property (other than the existence of
      LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any
      Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan. Each Environmental Insurance
      Policy covering a Mortgaged Property identified on Schedule C to this
      Exhibit 2 that constitutes a PLL Policy (1) has a term that is co-terminous with the Maturity Date (or, in the case of an ARD Loan, the
      Anticipated Repayment Date) of the related Mortgage Loan, (2) provides for a deductible in an amount reasonably acceptable to the Seller and (3) is in an amount reasonably acceptable to the Seller.

      (ii)  With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to
      ASTM standards within 18 months prior to the Cut-Off Date as set forth on
      Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such
      Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the
      Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous
      Material could (upon action by the appropriate governmental authorities)
      subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous
      Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged
      Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act
      of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous
      Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any
      regulations promulgated pursuant thereto.

13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms,

                                       2-5

except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'
rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

14.   Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged
Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve (12) months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such
Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related
Mortgaged Property, (b) to the restoration or repair of the related Mortgaged
Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the
Mortgage Loan.

15.   Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

16.   Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding. As of the date of origination, (i) with respect to Mortgage Loans with a principal balance greater than $3,500,000, no tenant physically

                                       2-6

occupying 25% or more (by square feet) of the net rentable area of the related
Mortgaged Property was, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding and (ii) with respect to Mortgage Loans with a principal balance equal to or less than $3,500,000 no tenant physically occupying 50% or more (by square feet) of the net rentable area of the related
Mortgaged Property was, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17.   Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground
Lease but not by the related fee interest in such Mortgaged Property (the "Fee
Interest"), and as to such Ground Leases:

      (i)   Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
      Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

      (ii)  The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
      Mortgage, other than Permitted Encumbrances;

      (iii) The Mortgagor's interest in such Ground Lease is assignable to
      Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

      (iv)  Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

      (v)   Such Ground Lease, or an estoppel letter or other agreement, (A)
      requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                                       2-7

      (vi)  A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
      Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

      (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by the related
      Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the
      Mortgage Loan together with any accrued interest thereon; and

      (ix)  Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

      (x)   Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18.   Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19.   LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage

                                       2-8

Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

20.   Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph
19 (substituting the date of the last such modification for the date the
Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

21.   Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

22.   No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related
Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

23.   Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

24.   Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25.   Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

26.   No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization
(except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or

                                       2-9

for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

27.   No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by
Seller in any of paragraphs 3, 7, 8, 12, 14, 15, 16 and 17 of this Exhibit 2.

28.   Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged
Property in connection with the origination of the related Mortgage Loan.

29.   Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

30.   Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

31.   Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

32.   Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33.   Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the

                                      2-10

related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

34.   Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

35.   Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to Purchaser.

36.   Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

38.   Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation

                                      2-11

by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

39.   Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

40.   Defeasance. No Mortgage Loan provides that (i) it can be defeased until the date that is more than two years after the Closing Date, (ii) that it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

41.   Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

42.   Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

43.   Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and Seller does not know or, to Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 43 are being made solely for the purpose of determining whether the Mortgaged Property, if acquired by the
Trust, would qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-12

                                   Schedule A

                  Exceptions to Representations and Warranties

                  Exceptions to Representations and Warranties

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REP NO.                            LOAN NO.      LOAN NAME                 EXPLANATION
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Environmental Conditions                                                   See end of document
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Insurance                          48893         Cost U Less               The insurance certificates
                                                                           for the Tenant are silent as to
                                                                           Terrorism coverage and the lease
                                                                           does not specifically
                                                                           require either Tenant to
                                                                           provide. The Borrower, Cole CL
                                                                           St. Croix USVI, LLC, has a
                                                                           parent, Cole Credit Property
                                                                           Trust II, Inc., that has
                                                                           guaranteed losses that would
                                                                           otherwise be covered by
                                                                           terrorism insurance. Parent
                                                                           company also guarantees the
                                                                           deductible.

                                   49180         Walgreens Dallas          The loan documents (subject to
                                                                           Walgreen's maintaining an
                                                                           investment grade rating) and
                                                                           lease allow Walgreen's to self
                                                                           insure. Walgreen's provided a
                                                                           self insurance letter which
                                                                           indicates that they maintain a
                                                                           comprehensive program of self
                                                                           insurance as required by the
                                                                           lease. Perils included in this
                                                                           property coverage are flood,
                                                                           earthquake, terrorism, toxic
                                                                           mold and windstorm damage,
                                                                           including named storms.
                                                                           Walgreen's has the obligation to
                                                                           repair/rebuild the property for
                                                                           damage caused by fire or any
                                                                           other casualty in which they are
                                                                           required to carry insurance.

                                   49509         Walgreens Cincinnati      The loan documents (subject to
                                                 (West Mitchell)           Walgreen's maintaining an
                                                                           investment grade rating) and
                                                                           lease allow Walgreen's to self
                                                                           insure. Walgreen's provided a
                                                                           self insurance letter which
                                                                           indicates that they maintain a
                                                                           comprehensive program of self
                                                                           insurance as required by the
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                                                                           lease. Perils included in this
                                                                           property coverage are flood,
                                                                           earthquake, terrorism, toxic
                                                                           mold and windstorm damage,
                                                                           including named storms.
                                                                           Walgreen's has the obligation to
                                                                           repair/rebuild the property for
                                                                           damage caused by fire or any
                                                                           other casualty in which they are
                                                                           required to carry insurance.

                                   51159         Walgreens Sharonville     The loan documents (subject to
                                                                           Walgreen's maintaining an
                                                                           investment grade rating) and
                                                                           lease allow Walgreen's to self
                                                                           insure. Walgreen's provided a
                                                                           self insurance letter which
                                                                           indicates that they maintain a
                                                                           comprehensive program of self
                                                                           insurance as required by the
                                                                           lease. Perils included in this
                                                                           property coverage are flood,
                                                                           earthquake, terrorism, toxic
                                                                           mold and windstorm damage,
                                                                           including named storms.
                                                                           Walgreen's has the obligation to
                                                                           repair/rebuild the property for
                                                                           damage caused by fire or any
                                                                           other casualty in which they are
                                                                           required to carry insurance.

                                   51160         Walgreens Madeira         The loan documents (subject to
                                                                           Walgreen's maintaining an
                                                                           investment grade rating) and
                                                                           lease allow Walgreen's to self
                                                                           insure. Walgreen's provided a
                                                                           self insurance letter which
                                                                           indicates that they maintain a
                                                                           comprehensive program of self
                                                                           insurance as required by the
                                                                           lease. Perils included in this
                                                                           property coverage are flood,
                                                                           earthquake, terrorism, toxic
                                                                           mold and windstorm damage,
                                                                           including named storms.
                                                                           Walgreen's has the obligation to
                                                                           repair/rebuild the property for
                                                                           damage caused by fire or any
                                                                           other casualty in which they are
                                                                           required to carry insurance.

                                   49099         ABX Air Coventry          The insurance certificates for
                                                                           the Tenant are silent as to
                                                                           Terrorism coverage and the lease
                                                                           does not require the Tenant to
                                                                           provide. Lender has waived
                                                                           terrorism for
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                                                                           property building coverage,
                                                                           however, terrorism is included
                                                                           in Business Interruption
                                                                           coverage.

                                   49890         Rite Aid Plains           The insurance certificates for
                                                                           the Tenant are silent as to
                                                                           Terrorism coverage and the lease
                                                                           does not require the Tenant to
                                                                           provide. Lender has
                                                                           waived terrorism for property
                                                                           building coverage, however,
                                                                           terrorism is included in
                                                                           Business Interruption coverage.

                                   51198         Rite Aid Allentown        The insurance certificates for
                                                                           the Tenant are silent as to
                                                                           Terrorism coverage and the lease
                                                                           does not require the Tenant to
                                                                           provide. Lender has
                                                                           waived terrorism for property
                                                                           building coverage, however,
                                                                           terrorism is included in
                                                                           Business Interruption coverage.

                                   49621         Sweetbay Kash and Karry   Terrorism and Business
                                                 Tampa                     Interruption coverage waived.

                                   49596         C&S Portfolio             The Borrowers are allowed to
                                                                           self insure for acts of
                                                                           terrorism. The Borrowers'
                                                                           parent, Inland Retail Real
                                                                           Estate Trust, Inc. has
                                                                           guaranteed losses that would
                                                                           otherwise be covered by
                                                                           terrorism insurance. Parent
                                                                           company also guarantees the
                                                                           deductible.
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Leasehold Estate                   49776         NY Crossed Portfolio      (x) the Mid-Hudson Ground Lease
                                                                           does not require the lessor to
                                                                           provide a new lease upon
                                                                           termination of the Ground
                                                                           Lease,  however indemnitor
                                                                           indemnifies leasehold mortgagee
                                                                           for losses for the termination
                                                                           of the Ground Lease.

                                   50217         Oakview 24                The ground lease does not
                                                                           specifically state that no
                                                                           notice of termination is
                                                                           effective against mortgagee
                                                                           unless a copy of such
                                                                           termination notice has been
                                                                           delivered to mortgagee and that
                                                                           the lessor has offered or is
                                                                           required to enter into a new
                                                                           lease with mortgagee on terms
                                                                           that do not materially vary from
                                                                           the economic terms of the ground
                                                                           lease. However, the ground
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                                                                           lease provides that no notice of
                                                                           default is effective against
                                                                           mortgagee unless a copy of such
                                                                           default notice has been
                                                                           delivered to mortgagee. The
                                                                           ground lessor can not terminate
                                                                           the ground lease except
                                                                           following a default and
                                                                           mortgagee has been provided
                                                                           customary cure rights. In
                                                                           addition, Borrower and
                                                                           Entertainment Properties Trust,
                                                                           Inc. have indemnified Lender for
                                                                           losses and provided an
                                                                           unconditional guaranty for full
                                                                           payment of the debt in the event
                                                                           of any modification, amendment,
                                                                           termination or cancellation of
                                                                           the ground lease.
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Releases/Substitution of           48311         Tractor Supply Midwest    The related Mortgagor may obtain
Mortgaged Property                               Portfolio                 substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal, qualification or
                                                                           downgrade of the respective
                                                                           ratings in effect immediately
                                                                           prior to such substitution for
                                                                           any class of securities issued
                                                                           in connection with the
                                                                           securitization that are then
                                                                           outstanding, (e) a REMIC legal
                                                                           opinion and (f) payment of a fee
                                                                           equal to 0.50% of the allocated
                                                                           loan amount for the property
                                                                           being substituted.
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-------------------------------------------------------------------------------------------------------------

                                   49159         Gander Mountain River     The Loan provides for release of
                                                 Park                      the subject property in
                                                                           connection with a payment of
                                                                           115% of the allocated loan
                                                                           amount together with any
                                                                           prepayment premiums. Among
                                                                           other things, the release shall
                                                                           not be permitted if the DSCR for
                                                                           the Rivery Towne Crossing
                                                                           property is less than 1.12x or
                                                                           the LTV is greater than 60%.

                                                                           In addition, the related
                                                                           Mortgagor may obtain
                                                                           substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal, qualification or
                                                                           downgrade of the respective
                                                                           ratings in effect immediately
                                                                           prior to such substitution for
                                                                           any class of securities issued
                                                                           in connection with the
                                                                           securitization that are then
                                                                           outstanding, (e) a REMIC legal
                                                                           opinion and (f) payment of a
                                                                           $10,000 fee.

                                   49596         C&S Wholesale Portfolio   The Loan provides for release of
                                                                           the subject property in
                                                                           connection with a payment of
                                                                           115% of the allocated loan
                                                                           amount together with any
                                                                           prepayment premiums. Among other
                                                                           things, the release shall not be
                                                                           permitted if the DSCR for the
                                                                           unreleased property is less than
                                                                           1.11x (at a 9.30 constant) or the
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                                                                           LTV is greater than 55%.

                                                                           In addition, the related
                                                                           Mortgagor may obtain
                                                                           substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal, qualification or
                                                                           downgrade of the respective
                                                                           ratings in effect immediately
                                                                           prior to such substitution for
                                                                           any class of securities issued
                                                                           in connection with the
                                                                           securitization that are then
                                                                           outstanding, (e) a REMIC legal
                                                                           opinion and (f) payment of a
                                                                           $10,000 fee.

                                   50238         Cole Applebee's           The Loan provides for release of
                                                 Portfolio I               the subject property in
                                                                           connection with defeasance of
                                                                           115% of the allocated loan
                                                                           amount. Among other things, the
                                                                           release shall not be permitted
                                                                           if the DSCR for the unreleased
                                                                           property is less than 1.06x (at
                                                                           a 9.30 constant) or the LTV is
                                                                           greater than 65%.

                                                                           In addition, the related
                                                                           Mortgagor may obtain
                                                                           substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal, qualification or
                                                                           downgrade of the respective
                                                                           ratings in effect immediately
                                                                           prior to such substitution for
                                                                           any class of securities issued
                                                                           in connection with the
                                                                           securitization that are then
                                                                           outstanding, (e) a REMIC legal
                                                                           opinion (f) new property must
                                                                           have equal or lower occupancy
                                                                           costs and (g) payment of a fee
                                                                           equal to 0.50% of the allocated
                                                                           loan amount for the property
                                                                           being substituted.

                                   50826         Cole Applebee's           The Loan provides for release of
                                                 Portfolio II              the subject property in
                                                                           connection with defeasance of
                                                                           115% of the allocated loan
                                                                           amount. Among other things, the
                                                                           release shall not be permitted
                                                                           if the DSCR for the unreleased
                                                                           property is less than 1.06x (at
                                                                           a 9.30 constant) or the LTV is
                                                                           greater than 65%.

                                                                           In addition, the related
                                                                           Mortgagor may obtain
                                                                           substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal, qualification or
                                                                           downgrade of the respective
                                                                           ratings in effect immediately
                                                                           prior to such substitution for
                                                                           any class of securities issued
                                                                           in connection with the
                                                                           securitization that are then
                                                                           outstanding, (e) a REMIC legal
                                                                           opinion (f) new property must
                                                                           have equal or lower occupancy
                                                                           costs and (g) payment of a fee
                                                                           equal to 0.50% of the allocated
                                                                           loan amount for the property
                                                                           being substituted.

                                   50827         Cole Applebee's           The Loan provides for release of
                                                 Portfolio III             the subject property in
                                                                           connection with defeasance of
                                                                           115% of the allocated loan
                                                                           amount. Among other things, the
                                                                           release shall not be permitted
                                                                           if the DSCR for the unreleased
                                                                           property is less than 1.06x (at
                                                                           a 9.30 constant) or the LTV is
                                                                           greater than 65%.

                                                                           In addition, the related
                                                                           Mortgagor may obtain
                                                                           substitution of properties upon
                                                                           (a) the satisfaction of certain
                                                                           legal and underwriting
                                                                           requirements, (b) the DSCR
                                                                           following substitution must not
                                                                           be less than the greater of the
                                                                           DSCR as of the closing date or
                                                                           the DSCR immediately prior to
                                                                           the substitution, (c)  the fair
                                                                           market value of the substitute
                                                                           property is not less than the
                                                                           greater of (i) the fair market
                                                                           value of the substituted
                                                                           property as of the closing date
                                                                           or (ii) the fair market value of
                                                                           the substituted property
                                                                           immediately prior to the
                                                                           substitution (d) confirmation in
                                                                           writing from the Rating Agencies
                                                                           to the effect that such
                                                                           substitution will not result in
                                                                           a withdrawal,
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           qualification or downgrade of
                                                                           the respective ratings in effect
                                                                           immediately prior to such
                                                                           substitution for any class of
                                                                           securities issued in connection
                                                                           with the securitization that are
                                                                           then outstanding, (e) a REMIC
                                                                           legal opinion (f) new property
                                                                           must have equal or lower
                                                                           occupancy costs and (g) payment
                                                                           of a fee equal to 0.50% of the
                                                                           allocated loan amount for the
                                                                           property being substituted.

                                   49776         NY Inland Portfolio       The Loan provides for release of
                                                                           the subject property in
                                                                           connection with a payment of
                                                                           115% of the allocated loan
                                                                           amount together with any
                                                                           prepayment premiums. Among other
                                                                           things, the release shall not be
                                                                           permitted if the DSCR for the
                                                                           unreleased property is less than
                                                                           1.00x or the LTV is greater than
                                                                           59%, the Mid-Hudson, NY property
                                                                           must be released first.

                                   49773         CT Inland Portfolio       The Loan provides for release of
                                                                           the subject property in
                                                                           connection with a payment of
                                                                           115% of the allocated loan
                                                                           amount together with any
                                                                           prepayment premiums. Among other
                                                                           things, the release shall not be
                                                                           permitted if the DSCR for the
                                                                           unreleased property is less than
                                                                           1.05x or the LTV is greater than
                                                                           59%.
-------------------------------------------------------------------------------------------------------------

Local Law Compliance               50336         161 Williams              Property is currently not in
                                                                           compliance with NY Local Law 11,
                                                                           however, based on a recent
                                                                           architect's letter the Property
                                                                           is deemed "unsafe". Currently
                                                                           there is a sidewalk protection
                                                                           bridge in place and the required
                                                                           repairs to the facade are under
                                                                           contract to complete the work.
                                                                           In addition, Borrower is
                                                                           required under the Loan
                                                                           Documents to perform all work
                                                                           and repairs and file all
                                                                           documentation required to bring
                                                                           the Property into
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           compliance within 1 year of the
                                                                           closing date.

                                   49293         360 Park Avenue           Property is currently not in
                                                                           compliance with NY Local Law 11,
                                                                           however, based on a recent
                                                                           architect's letter the Property
                                                                           is deemed "unsafe". Currently
                                                                           there is a sidewalk protection
                                                                           bridge in place and the required
                                                                           repairs to the facade are under
                                                                           contract to complete the work.
                                                                           In addition, Borrower is
                                                                           required under the Loan
                                                                           Documents to (i) escrow
                                                                           $1,000,000 until the Property is
                                                                           in compliance with local law 11
                                                                           and (ii) perform all work and
                                                                           repairs and file all
                                                                           documentation required to bring
                                                                           the Property into compliance
                                                                           within 3 years of the closing
                                                                           date.

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Junior Liens                       45903         Hampton Inn -             The related Mortgagor has the
                                                 Cincinnati Airport        right to incur additional
                                                                           unsecured indebtedness of up to
                                                                           $1,200,000, subject to certain
                                                                           requirements including
                                                                           subordination and standstill.

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Due on Sale                        49318         Border's Carmel           The Loan allows transfers of
                                                                           tenant-in-common interests in
                                                                           the Mortgaged Property.

                                   48828         Dicks Sporting Goods -    Tenant in common interests are
                                                 Columbia                  transferable on predetermined
                                                                           conditions, provided sponsor
                                                                           remains in control of Property.

                                   48839         207 Tradewinds            The Loan allows transfers of
                                                                           tenant-in-common interests in
                                                                           the Mortgaged Property.

                                   50336         161 Williams              The related Mortgagor has the
                                                                           right under the Loan to incur
                                                                           future mezzanine debt subject to
                                                                           a 70% LTV limitation, a 1.25
                                                                           DSCR limitation and an
                                                                           intercreditor agreement
                                                                           acceptable to the Lender. In
                                                                           addition, sponsors of the
                                                                           Borrower can make "partner
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                                                                           loans" to indirect equity owners
                                                                           of Borrower subject to 70% LTV
                                                                           limitation (together with any
                                                                           mezz), a 1.25 DSCR limitation
                                                                           (together with any mezz) and a
                                                                           subordination and standstill
                                                                           agreement acceptable to the
                                                                           Lender

                                   50102         8 West 40th               The related Mortgagor has the
                                                                           right under the Loan to incur
                                                                           future mezzanine debt subject to
                                                                           a 70% LTV limitation, a 1.25
                                                                           DSCR limitation and an
                                                                           intercreditor agreement
                                                                           acceptable to the Lender. In
                                                                           addition, sponsors of the
                                                                           Borrower can make "partner
                                                                           loans" to indirect equity owners
                                                                           of Borrower subject to 70% LTV
                                                                           limitation (together with any
                                                                           mezz), a 1.25 DSCR limitation
                                                                           (together with any mezz) and a
                                                                           subordination and standstill
                                                                           agreement acceptable to the
                                                                           Lender

                                   50335         485 Madison Ave.          The related Mortgagor has the
                                                                           right under the Loan to incur
                                                                           future mezzanine debt subject to
                                                                           a 70% LTV limitation, a 1.25
                                                                           DSCR limitation and an
                                                                           intercreditor agreement
                                                                           acceptable to the Lender. In
                                                                           addition, sponsors of the
                                                                           Borrower can make "partner
                                                                           loans" to indirect equity owners
                                                                           of Borrower subject to 70% LTV
                                                                           limitation (together with any
                                                                           mezz), a 1.25 DSCR limitation
                                                                           (together with any mezz) and a
                                                                           subordination and standstill
                                                                           agreement acceptable to the
                                                                           Lender

                                   49293         360 Park Avenue           The Loan allows for transfers of
                                                                           more than 49% ownership
                                                                           interests in the related
                                                                           Mortgagor as long as Enterprise
                                                                           Asset Management remains in
                                                                           operational control of the
                                                                           related Mortgagor. In addition,
                                                                           new non-consolidation opinion
                                                                           will be required for transfers
                                                                           over 49%. Lender is entitled to
                                                                           do all standard underwriting on
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           transfers to "Persons" who will
                                                                           have more than a 20% direct or
                                                                           indirect interest in Borrower
                                                                           after any such transfer.

                                   50597         36 Arden                  The related Mortgagor has the
                                                                           right under the Loan to incur
                                                                           future mezzanine debt or secured
                                                                           subordinate debt subject to a
                                                                           75% LTV limitation, a 1.20x DSCR
                                                                           limitation and an
                                                                           subordination/intercreditor
                                                                           agreement acceptable to the
                                                                           Lender.

-------------------------------------------------------------------------------------------------------------

Non-Recourse Exceptions            47950         Rath Gibson               Non-recourse provisions go to
                                                                           the related Mortgagor and to AG
                                                                           Funds LP, but not to a "natural
                                                                           person".

                                   48311         Tractor Supply Midwest    Non-recourse provisions go to
                                                 Portfolio                 the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   48893         Cost-U-Less               Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49004         Rivery Town Crossing      Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49099         ABX Air Coventry          Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49159         Gander Mountain River     Non-recourse provisions go to
                                                 Park                      the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49180         Walgreens Dallas          Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49318         Border's Carmel           Non-recourse provisions go to
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           the related Mortgagor and to
                                                                           Inland Real Estate Investment
                                                                           Corporation, but not to a
                                                                           "natural person".

                                   49509         Walgreens Cincinnati      Non-recourse provisions go to
                                                 (West Mitchell)           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49596         C&S Wholesale Portfolio   Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland American Real Estate
                                                                           Trust, Inc., but not to a
                                                                           "natural person".

                                   49616         Big 5 Plaza               Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49748         Office Max - Orangeburg   Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49755         Staples Greenville        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49822         Dick's Sporting Goods -   Non-recourse provisions go to
                                                 Burlington                the related Mortgagor and to The
                                                                           Hampshire Generational Fund LLC,
                                                                           but not to a "natural person".

                                   49890         Rite Aid Plains           Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49988         Hartz Embassy Suites      Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Hartz Financial Corporation, but
                                                                           not to a "natural person".

                                   50058         The Fields Apartment      Non-recourse provisions go to
                                                 Homes                     the related Mortgagor and to
                                                                           Inland American Real Estate
                                                                           Trust, Inc., but not to a
                                                                           "natural person".

                                   50076         Crossroads                Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland American Real Estate
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           Trust, Inc., but not to a
                                                                           "natural person".

                                   50185         2220 91st St.             Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Hartz Financial Corporation, but
                                                                           not to a "natural person".

                                   50186         35 Melanie Lane           Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Hartz Financial Corporation, but
                                                                           not to a "natural person".

                                   50239         Chesapeake Commons        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland American Real Estate
                                                                           Trust, Inc., but not to a
                                                                           "natural person".

                                   50787         Sportsman's Warehouse     Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   51159         Walgreen's Sharonville    Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   51160         Walgreen's Madeira        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   51161         Northern Tool Blaine      Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   51198         Rite Aid Allentown        Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   50238         Cole Applebee's           Non-recourse provisions go to
                                                 Portfolio I               the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   50826         Cole Applebee's           Non-recourse provisions go to
                                                 Portfolio II              the related Mortgagor and to
                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   50827         Cole Applebee's           Non-recourse provisions go to
                                                 Portfolio III             the related Mortgagor and to
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                           Cole Operating Partnership II,
                                                                           LP, but not to a "natural
                                                                           person".

                                   49777         Maple Tree Place          Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49776         NY Inland Portfolio       Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49775         Gardiner Manor Mall       Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49782         Century III Plaza         Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49773         CT Inland Portfolio       Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49774         Home Depot Center         Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   49781         Bed Bath & Beyond         Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Inland Western Retail Real
                                                                           Estate Trust, Inc., but not to a
                                                                           "natural person".

                                   50335         485 Madison               Non-recourse provisions go to
                                                                           the related Mortgagor but not to
                                                                           a "natural person".

                                   50336         161 Williams Street       Non-recourse provisions go to
                                                                           the related Mortgagor but not to
                                                                           a "natural person".

                                   50102         8 West 40th               Non-recourse provisions go to
                                                                           the related Mortgagor but not to
                                                                           a "natural person".
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                   49293         360 Park Avenue           Non-recourse provisions go to
                                                                           the related Mortgagor and to
                                                                           Jean Steinberg as trustee for
                                                                           certain trusts (which trusts are
                                                                           listed in the non-recourse
                                                                           guaranty), but not to a "natural
                                                                           person".

                                   48828         Dicks Sporting Good -     Non-recourse provisions go to
                                                 Columbus                  the related Mortgagor but not to
                                                                           a "natural person".

                                   50217         Oakview 24                Non-recourse provisions go to
                                                                           the related Mortgagor and EPT
                                                                           Downreit, Inc., but not to a
                                                                           "natural person".

                                   45903         Hampton Inn -             Non-recourse provisions go to
                                                 Cincinnati Airport        the related Mortgagor and
                                                                           Corporex Realty & Investment,
                                                                           LLC, but not to a "natural
                                                                           person".

                                   49391         Springfield Crown Plaza   Non-recourse provisions go to
                                                                           the related Mortgagor and
                                                                           Investcorp Properties Limited
                                                                           and ProcHotel Invest, LLC, but
                                                                           not to a "natural person".
-------------------------------------------------------------------------------------------------------------

      List of Mortgage Loans Subject to Secured Creditor Impaired Property
Policies [OR PLL POLICIES]

--------------------------------------------------------------------------------
      LOAN NO.             LOAN NAME

--------------------------------------------------------------------------------
      #49617               550 WESTERN (SECURED CREDITOR)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MSCI 2007 TOP 27 - REP EXCEPTIONS - ENV

#49180 - WALGREENS DALLAS

Bell Cleaning and Laundry, a former tenant located at a former improvement at the subject site from 1961 through 1977, may have operated with a dry cleaning plant on premises. A Phase II Dry Cleaning Facility Environmental Screening was
recommended to address areas of environmental uncertainty regarding the past use at the Bell Cleaning and Laundry dry cleaning facility. In lieu of the Phase II, the Bear Stearns Commercial Mortgage credit committee carefully measured this environmental uncertainty with the overall strength of the borrower, property, and loan structure. Based on; 1) the Loan to Value of 70%; 2) DSCR of 1.80; and
3) the borrower's net worth estimated to be over $321 million, the credit committee agreed that the Borrower has the financial ability to perform or pay all of its obligations with respect to any potential environmental circumstances or conditions that could arise relating to the Walgreens Dallas property. In addition, all previous improvements were demolished for the current Walgreens facility which was constructed in 1996, continued commercial use of the property and the presence of a municipal drinking water source minimizes the environmental risk.

#49617 - 550 WESTERN

A historic gasoline service station was located on the property through 1930. No records were found to document the removal of the USTs or subsequent investigation of this area. A limited subsurface investigation was required in order to characterize subsurface soil and/or groundwater conditions at this location. In lieu of this Phase II, environmental insurance was required.

To mitigate the potential of environmental liability caused by the historic use, present use and future use of the Subject Property a Secured Creditor Impaired
Property Policy (Lesser of Loan Balance) environmental insurance policy is required which is issued by Zurich and the Policy Term of 5 years plus an endorsement to include 5 year tail beyond the loan term. The pay out on this policy is the lesser of Clean-up costs on the property or $1,000,000. This
Secured Creditor Impaired Property Policy environmental insurance policy only covers the Lender's environmental exposures relating to the loan; coverage is triggered by the following conditions being met: Default on the loan, either monetary or technical, and an environmental condition that is above local, state or federal action levels. After these conditions have been met, the policy will pay to the limit of the policy (which is $1,000,000, with a $0 deductible), included in the limit is the coverage for the lender for any environmental related claims against the lender during the policy term. In addition, all previous improvements were demolished; continued commercial use of the property and the presence of a municipal drinking water source minimizes the environmental risk.

#49773 - ORANGE PLAZA

Superior Cleaners (located at 57 Boston Post Road) historically operated at the property. However, no addition documentation regarding this former tenant was identified in municipal records, historical records, or through interviews with property representatives. A Phase II subsurface investigation was conducted in the vicinity of the former on-site dry cleaning facility and the former on-Site septic. In lieu of the Phase II, the Bear Stearns Commercial Mortgage credit committee carefully measured this environmental uncertainty with the overall strength of the borrower, property, and loan structure. Based on; 1) the Loan to
Value of 53.1%; 2) DSCR of 1.72; and 3) the borrower's net worth estimated to be over $3.55 billion and the estimated typical investigative and remediation activities ($150,000 to $400,000) for

the Cleaners is less than 2% of the total loan amount of $32,320,000, the credit committee agreed that the Borrower has the financial ability to perform or pay all of its obligations with respect to any potential environmental circumstances or conditions that could arise relating to the Orange Plaza Property. In addition, all previous improvements were demolished; continued commercial use of the property and the presence of a municipal drinking water source minimizes the environmental risk.

#49775 - GARDINER MANOR MALL

The Gardiner Manor Mall property is listed as a UST site under the names Sears,
Gardiner Manor Mall and Chase Bank. One 550-gallon waste oil UST is listed as removed from the Sears facility. The Gardiner Manor Mall is listed with one
1,000-gallon and one 6,000-gallon No. 2 fuel oil USTs and one 550-gallon waste oil UST and these USTs are all listed as removed. A 10,000-gallon heating oil storage tank was also located at either the mall or the Sears property. Though the 550-gallon waste oil UST and the 10,000-gallon heating oil storage tank have been removed and upon conclusion and review of the remedial activities, NYSDEC issued correspondence dated February 10, 2000 indicating that no further requirements were required, no supporting documentation was available for review. No documentation was provided regarding the removal of the other
550-gallon waste oil tank or the 1,000-gallon and 6,000-gallon No. 2 fuel oil
USTs. In addition, the Chase Bank building is listed with one 1,200-gallon No. 2 fuel oil UST. There is no status listed in the UST regulatory database regarding this UST (i.e. active, removed, closed in-place) and no evidence of a UST was observed during the exterior inspection of the Chase premises at the time of the site visit. If this information cannot be provided, then a Phase II subsurface investigation would be required to determine whether the historical presence of these USTs has adversely impacted environmental conditions at the Gardiner Manor
Mall property.

Bear Stearns Commercial Mortgage credit committee carefully measured this environmental uncertainty with the overall strength of the borrower, property, and loan structure. Based on; 1) the Loan to Value of 51.1%; 2) DSCR of 1.98;
and 3) the borrower's net worth estimated to be over $3.55 billion; the credit committee agreed that the Borrower has the financial ability to perform or pay all of its obligations with respect to any potential environmental circumstances or conditions that could arise relating to the Gardiner Manor Mall property. The continued commercial use of the property and the presence of a municipal drinking water source minimize the environmental risk.

#49776 - MID-HUDSON SHOPPING CENTER

The Mid-Hudson Shopping Center property is listed as an Inactive hazardous waste site under the name "Former Western Publishing Site". The groundwater is identified as being as impacted by chlorinated organics. It is suspected that the groundwater impact migrated from an off-site source as there has been no documented chlorinated organics usage at the subject property. A file review is recommended.

The regulatory database identifies a total of six USTs associated with the
Subject Property. No closure documentation or documentation regarding the integrity of the active USTs were provided for review. A file review at NYSDEC is recommended to provide additional information regarding current and former
USTs. Tank tightness testing and/or a Phase II will be necessary to determine the integrity of these USTs. This can be conducted after the file review has been completed.

The property is listed on the LUST database for a release of diesel fuel to soil in 1989. A file review is recommended to determine the regulatory status of the
Subject Property's listing as a LUST site.

The adjoining upgradient property to the east, Star Gas, was formerly occupied by the Duso Chemical Company. This site is also listed as an inactive hazardous waste site by the NYSDEC with high levels of volatile organic compounds detected in groundwater. There is the potential that contaminated groundwater identified at this site has adversely impacted the Subject Property. A file review is recommended.

Mobil Mini Mart is a tenant of the Subject Property. This facility operates as a gasoline station and has three USTs that are used to store gasoline for retail sale. These USTs were not identified in the

regulatory database as registered USTs and no additional information was provided for review. A file review is recommended.

Bear Stearns Commercial Mortgage credit committee carefully measured this environmental uncertainty with the overall strength of the borrower, property, and loan structure. Based on; 1) the Loan to Value of 54.8%; 2) DSCR of 1.97; 3)
the borrower's net worth estimated to be over $3.55 billion, and 4) Mobil Oil
Corp. is credit rated (Aaa / AAA / Aaa) and as the responsible party, which significantly decreases the potential liability of Mid-Hudson Shopping Center and BSCMI; the credit committee agreed that the Borrower has the financial ability to perform or pay all of its obligations with respect to any potential environmental circumstances or conditions that could arise relating to the
Mid-Hudson Shopping Center. The continued commercial use of the property and the presence of a municipal drinking water source minimize the environmental risk.

                                   SCHEDULE B

     LIST OF MORTGAGORS THAT ARE THIRD-PARTY BENEFICIARIES UNDER SECTION 5.5

MSCI 2007-TOP27: SCHEDULE VIII

SECTION 5.5 LIST (CROSSED LOANS)

                                                  CUT-OFF
 MORTGAGE    MORTGAGE                                DATE
 LOAN NO.    LOAN SELLER     PROPERTY NAME        BALANCE              BORROWER NAME                    SPONSOR
----------------------------------------------------------------------------------------------------------------------

                                                                                                     Inland Western
                             Rivery                           Inland Western Georgetown Rivery     Retail Real Estate
    74       BSCMI           Town Center       $8,018,000     Limited Partnership                      Trust, Inc.
                             Gander                                                                  Inland Western
                             Mountain                         Inland Western Sugar Land            Retail Real Estate
    75       BSCMI           River Park        $6,435,000     Riverpark IIA Limited Partnership        Trust, Inc.
----------------------------------------------------------------------------------------------------------------------
                             Rite
                             Aid -                                                                      The Cole
   137       BSCMI           Allentown         $3,615,000     Cole RA Allentown PA, LLC                 Companies
                             Rite                                                                       The Cole
   138       BSCMI           Aid - Plains      $3,380,000     Cole RA Plains PA, LLC                    Companies
----------------------------------------------------------------------------------------------------------------------
                             Walgreens                                                                  The Cole
   144       BSCMI           Cincinnati        $3,341,000     Cole WG Cincinnati OH, LLC                Companies
                             Northern Tool                                                              The Cole
   145       BSCMI           Blaine            $3,185,000     Cole NT Blaine MN, LLC                    Companies
----------------------------------------------------------------------------------------------------------------------
                             Walgreens                                                                  The Cole
   164       BSCMI           Madeira           $2,876,000     Cole WG Madeira OH, LLC                   Companies
                             ABX Air                                                                    The Cole
   165       BSCMI           Coventry          $2,454,000     Cole AB Coventry RI, LLC                  Companies
----------------------------------------------------------------------------------------------------------------------
                             Walgreens                                                                  The Cole
   176       BSCMI           Sharonville       $2,655,000     Cole WG Sharonville OH, LLC               Companies
                             Office
                             Max -                                                                      The Cole
   177       BSCMI           Orangeburg        $1,875,000     Cole OM Orangeburg SC, LLC                Companies
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                      NONE

                                    EXHIBIT 3

                                  BILL OF SALE

1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:         Bear Stearns Commercial Mortgage, Inc.
                  Purchaser:      Morgan Stanley Capital I Inc.

2.    Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated July 19, 2007 (the "Mortgage Loan Purchase Agreement"), between
Seller and Purchaser and all of the following property:

            (a)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

            (b)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c)   All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3.    Purchase Price. The amount AND OTHER CONSIDERATION SET FORTH ON Exhibit 3 to the Mortgage Loan Purchase Agreement.

4.    Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

      IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this 19th day of July, 2007.

SELLER:                                    BEAR STEARNS COMMERCIAL
                                           MORTGAGE, INC.

                                           By:   /s/    Adam Ansaldi
                                              ---------------------------
                                           Name:  Adam Ansaldi
                                           Title: Managing Director / Principal

                                           PURCHASER: MORGAN STANLEY CAPITAL I
                                           INC.

                                           By:   /s/    Anthony J. Sfarra
                                              ---------------------------------
                                           Name:  Anthony J. Sfarra
                                           Title: Vice President

                                    EXHIBIT 4
                        FORM OF LIMITED POWER OF ATTORNEY
                      TO LASALLE BANK NATIONAL ASSOCIATION
                          AND CENTERLINE SERVICING INC.
                                 WITH RESPECT TO
                         MORGAN STANLEY CAPITAL I INC.,
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP27

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated July 19, 2007 (the "Mortgage Loan Purchase Agreement"), between Bear
Stearns Commercial Mortgage, Inc. ("BSCMI") and Morgan Stanley Capital I Inc.
("Depositor"), BSCMI is selling certain multifamily and commercial mortgage loans (the "Mortgage Loans") to Depositor;

      WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), between the
Depositor, Wells Fargo Bank, National Association, as Master Servicer,
Centerline Servicing Inc. ("CENTERLINE ") as Special Servicer, LaSalle Bank
National Association ("LaSalle") as Trustee and Custodian and Wells Fargo Bank,
National Association, as Paying Agent, Certificate Registrar and Authenticating
Agent, the Trustee and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents,
Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

      WHEREAS, BSCMI has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

      NOW, THEREFORE, BSCMI does hereby make, constitute and appoint LaSalle, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, BSCMI's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in BSCMI's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the
Trustee, as set forth in the definition of "Mortgage File" in Section 1.1 of the
Pooling and Servicing Agreement, that have been received by the Trustee or a
Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the
Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of "Mortgage
File" in, and in accordance with Section 1.1 of, the Pooling and Servicing
Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the

                                       5-1

appropriate filing and recording offices; and (ii) to file or record in the appropriate public filing or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by BSCMI on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to LaSalle and CENTERLINE only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage
Loan Purchase Agreement.

      BSCMI does also hereby make, constitute and appoint CENTERLINE , acting solely in its capacity as Special Servicer under the Pooling and Servicing
Agreement, BSCMI's true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in BSCMI's name, place and stead solely to exercise and perform all of the rights, authority and powers of LaSalle as set forth in the preceding paragraph in the event of the failure or the incapacity of LaSalle to do so for any reason. As between CENTERLINE and any third party, no evidence of the failure or incapacity of LaSalle shall be required and such third party may rely upon CENTERLINE 's written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

      The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as BSCMI's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as BSCMI might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and BSCMI agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between BSCMI, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as BSCMI's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by either the Trustee or the Special Servicer that any particular
Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing
Agreement.

      Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on BSCMI and BSCMI's successors and assigns.

      This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

      (1)   with respect to the Trustee, the termination of the Trustee and its replacement with a successor Trustee under the terms of the Pooling and Servicing Agreement;

      (2)   with respect to the Special Servicer, the termination of the Special
            Servicer and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

      (3)   with respect to the Trustee, the appointment of a receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Trustee;

      (4)   with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of the Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

      (5)   with respect to each of the Trustee and the Special Servicer and any
            Mortgage Loan, such Mortgage Loan is no longer a part of the Trust
            Fund;

      (6)   with respect to each of the Trustee and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

      (7)   with respect to the Special Servicer, the occurrence of an Event of
            Default under the Pooling and Servicing Agreement with respect to the Special Servicer.

      Nothing herein shall be deemed to amend or modify the Pooling and
Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of BSCMI under the Mortgage Loan Purchase
Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

      THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

      IN WITNESS WHEREOF, BSCMI has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of
July 19, 2007.

                                           BEAR STEARNS COMMERCIAL
                                           MORTGAGE, INC.

                                           By:  /s/    Adam Ansaldi
                                              ------------------------
                                           Name:  Adam Ansaldi
                                           Title: Managing Director / Principal

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK     )
                        )  ss:
COUNTY OF NEW YORK    )

      On this 30th day of July, 2007, before me appeared Adam Ansaldi, to me personally known, who, being by me duly sworn did say that he/she is the
Managing Director of Bear Stearns Commercial Mortgage, Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said ___________ acknowledged said instrument to be the free act and deed of said corporation.

                                           By:  /s/    Joseph Geoghan III
                                              ------------------------------
                                           Name: Joseph Geoghan III
                                                ----------------------------
                                                 Notary Public in and for said
                                                 County and State

My Commission Expires:

January 25, 2010